SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of report (Date of earliest event reported):  October 2, 1998


                      HARDING LAWSON ASSOCIATES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                  (State or Other Jurisdiction of Incorporation


      0-16169                                           68-0132062
(Commission File Number)                    (I.R.S. Employer Identification No.)


                7655 Redwood Boulevard, Novato, California 94945
                    (Address of Principal Executive Offices)


                                 (415) 892-0821
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

     On September 25, 1998, the Board of Directors of Harding Lawson Associates Group, Inc. accepted the resignation of Donald L. Schreuder the company's President, Chief Executive Officer and a member of the Board. The Board named Gregory A. Thornton, the company's Chief Financial Officer as interim President and Chief Executive Officer.


Item 7.  Financial Statements and Exhibits.

         Financial Statements

         None.


         Exhibits

         Company Press Release dated September 25, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARDING LAWSON ASSOCIATES GROUP, INC.





Date  10/6/98                       By  /s/ Greg A. Thornton
                                        Greg A. Thornton
                                        President, Chief Executive Officer and
                                          Chief Financial Officer